This presentation (and any oral statements made regarding the matters in this presentation, including those related to the proposed merger with Keane) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address circumstances, activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. In addition, words such as “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “focus,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate acquisitions; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: we may be unable to obtain governmental, stockholder and/or regulatory approvals required for the proposed Merger, or required approvals may delay the proposed Merger or result in the imposition of conditions that could cause the parties to abandon the proposed Merger; conditions to closing the proposed Merger may not be satisfied or the timing to complete the proposed Merger may change; we may not realize, or it may take longer to realize, expected cost savings, benefits and any other synergies from the proposed Merger; disruption from the proposed Merger may make it more difficult to maintain relationships with customers, employees or suppliers; a decline in demand for our services, including due to supply of oil and gas, declining or perceived instability of commodity prices, overcapacity of supply, constrained pipeline capacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of drilling, completion and production activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing and margin on our services; the loss of, or interruption or delay in operations by, one or more of our significant customers; the failure by one or more of our significant customers to pay amounts when due, or at all; adverse weather conditions in oil or gas producing regions; changes in customer requirements in the markets we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions or customer opportunities on our business, including our ability to successfully integrate our operations and the costs incurred in doing so and the costs and potential liabilities associated with new or expanded areas of operational risks (such as offshore or international operations); business growth outpacing the capabilities of our infrastructure; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; the loss of, or interruption or delay in operations by, one or more of our key suppliers, including resulting from product defects, recalls or suspensions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation or governmental proceedings; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations or provide certain services resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; the loss of, or inability to attract, key management and other competent personnel; a shortage of qualified workers; our ability to implement new technologies and services; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our debt facilities. For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of June 30, 2019 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes consolidated Adjusted EBITDA, Adjusted EBITDA per fully-utilized fleet, Adjusted Net Income, and Free Cash Flow, all of which are measures not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slides 28 – 31 or a reconciliation of net income (loss) to each of Adjusted Net Income (loss) and Adjusted EBITDA, a reconciliation of net increases (decreases) in cash and cash equivalents to free cash flow, a reconciliation of fracturing net income (loss) to Adjusted EBITDA, and a reconciliation of SG&A to Adjusted SG&A. Segment Adjusted EBITDA: Adjusted EBITDA at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed pursuant to ASC 280, Segment Reporting. Certain Definitions: We calculate “margin %” as the specified metric divided by revenue.

2Q’19 Revenue: $501MM Committed to Safety Unwavering Focus on Quality and Quality Management and Safety Record Fluids Management Specialized Completions, Well New Well 7% Focused Services Construction & Intervention Services Rig Services 14% Scalable Footprint, Active in Geographic Diversity Most U.S. Land Basins Fracturing Coiled 44% Tubing 5% Focused on Generating Disciplined Capital Allocation to Shareholder Returns Maximize Value for Our Shareholders 10% Cementing Diversity of Service Lines Disciplined Growth Supports Sustainable Growth 2% Other 18% Standardized Equipment Leads to Focused on Execution Completions Best-In-Class Service Quality Wireline & Pumpdown Technology Enhanced R&T Focused on Safety, Efficiencies 79% of Revenue from New Well Focused Services Efficiencies and Profitability

Operating Footprint 2Q’19 Revenue by Basin 9% 15% 34% 13% 10% 19% West Texas South Texas / East Texas Rockies / Bakken California Mid-Continent Northeast 1. Based on internal market assessment as of June 30, 2019.

Objectives Strategies Results ● Deliver safe, high-quality and reliable services that focus on Price Structure reducing customer total well cost Competitive Reflects Value ● Maintain built-for-purpose, well-maintained quality equipment We Provide Margins Across to Customers ● Partner with efficient customers using dedicated fleets to All Service Lines maximize utilization and capture efficiencies ● Equipment designed for lowest cost of ownership Significant Lower Costs to ● Invest in value-add technologies that increase safety, Improve Profitability efficiencies, profitability and minimize environmental impact Operating ● Optimize supply chain through strategic partnerships Leverage ● Deploy capital to highest cycle returns and shortest payback periods Strong Returns, Allocate Capital to ● Consider both internal investments and external opportunities Higher Return Free Cash Flow Projects ● Eliminate underperforming businesses and Balance ● “Deploy or Return” philosophy focused on long-term Sheet value creation Committed to Creating Long-Term Shareholder Value

● Operating segments compete for capital based on returns Balanced Capital ● Capital deployed with clear visibility on revenue generation Expenditures ● Flexibility to divert or suspend in changing markets ● Continuous drive to improve our cost structure Prudent Strategic ● Balance returns vs. longer payback periods Initiatives ● Build businesses that drive long-term free cash flow ● Monetize or shut-down dilutive business lines Sensible Portfolio Management ● M&A strategy focused on consolidating the industry and acquiring accretive businesses Prioritize Generating ● NOLs provide enhanced returns potential Best Returns and ● Executed $40MM of $150MM stock Free Cash Flow buyback program in 2018 MAXIMIZING SHAREHOLDER RETURNS

Why Customers Choose C&J Diverse Customer Base ─ No Individual Exposure Greater than 10% of 2018 Revenues Reputation for Safety and Service Quality High Quality Assets and Execution Service Line and Geographic Diversity Value-Add, Reliability-Focused Technologies Logos from next few pages Recent Customer Award Congratulations to Congratulations to C&J Well Services, Inc. C&J Well Services, Inc. 2018 Safety Award 2017 Top Business Partner Gold Award, Group V V&V Conformance

2Q'19 Financial Highlights & Market Conditions

2Q'19 Market Conditions

- Revenue decreased 18% y-o-y and 2% sequentially; Adj. EBITDA decreased 43% y-o-y, but increased 5% sequentially
- Results negatively affected by increased white space in our frac calendar and lower customer activity levels and competitive pricing in most of our non-fracturing businesses
- Wireline and Pumpdown experienced improved activity levels in most basins; however, pricing has remained competitive
- Returned two large diameter coiled tubing units to service by late May, but lower drilling rig count and competitive pricing in our cementing business negatively affected WC&I results
- Well Support Services segment activity levels increased mostly from improved workover rig counts in California resulting in improved segment profitability

Consolidated Revenue


($ in MM)
$611
$568
$491
$511
$501
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Consolidated Adjusted EBITDA[1]


($ in MM)
Margin (%)
15%
$92
14%
$77
11%
$53
10%
$50
10%
$52
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Consolidated Adjusted Net Income (loss)[1]


($ in MM)
$35
$11
-$18
-$19
-$13
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

1. See slide 28 for a reconciliation of net income (loss) to Adjusted Net Income (loss) to Adjusted EBITDA.

12

($ in MM) ● Segment revenue decreased 22% year-over-year and 1% sequentially to $322MM $413 $373 ● Segment Adjusted EBITDA decreased 43% year- over-year and 12% sequentially to $48MM $327 $322 $293 ● Fracturing revenue decreased 24% year-over-year and 7% sequentially to $220MM ● Fracturing experienced increased white space in the frac calendar mostly due to operational inefficiencies 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 ● Stacked two horizontal and one vertical fracturing fleet due to decreased utilization Margin (%) ($ in MM) ● Annualized Adjusted EBITDA per fully-utilized fleet(1) 20% declined 6% sequentially to $11.3 million $84 18% $67 17% ● Wireline and Pumpdown revenue decreased 20% 15% 15% $54 year-over-year, but increased 11% sequentially $48 $44 ● Wireline and Pumpdown experienced a sequential increase in customer activity levels, especially in our largest operating basin of the Bakken 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 ● Wireline and Pumpdown activity levels are expected to remain stable relative to 2Q’19 exit rates; however, pricing is expected to remain competitive 1. See slide 30 for a reconciliation of fracturing net income (loss) to fracturing Adjusted EBITDA per fully-utilized fleet.

Hydraulic Fracturing Is Our Biggest Business Line

2019 Fracturing Strategy

- Focused on efficient, committed customers who appreciate the value we provide
- Best-in-class execution and technology-enhanced efficiencies attract “blue-chip” customers
- Expecting a ~30% reduction of annual maintenance capex per fleet compared to 2018 due to the younger profile of our fracturing fleet
- Will consider redeploying stacked fleets only when customer demand supports it and targeted returns and payback periods can be achieved

Frac Revenue

($ in MM)



$289
$252
$193
$236
$220
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Active Horizontal Equivalent Fleets[1]



10
15
17
17
15
YE'16
YE'17
YE'18
1Q'19
2Q'19

Annualized Adjusted EBITDA per Fully-Utilized Fleet[2]

($ in MM)



$14.6
$8.2
$7.4
$12.0
$11.3
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

1. Represents exit rate for stated period.
2. Includes Fracturing Adjusted EBITDA only, and assumes 41,000 HHP per horizontal equivalent fleet. See slide 30 for a reconciliation of fracturing net income (loss) to fracturing Adjusted EBITDA per fully-utilized fleet.

14 | C&J ENERGY SERVICES

A Proven Market Leader in Wireline and Pumpdown

Leading Position

- The #1 service provider and market leader[1]
- Introduced advance pressure control and greaseless cable systems

Scalable Footprint

- Established in most U.S. basins
- Ability to flex deployment based on market conditions and customer demand
- Large and diversified group of customers, providing services to over 300 customers in 2018

Research & Technology Advantage

- In-house manufacturing and technology provides value-add innovation
- Lower cost perf guns and switches increases wireline profitability
- New perf gun design, greaseless cable systems, and "quick connect" technologies increase efficiencies and safety



Equipment Summary[2]	Wireline	Pumpdown
Active	57	79
Available Capacity	65	2
Total	122	81

Wireline & Pumpdown Revenue

($ in MM)


$115
$113
$93
$83
$92
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

1. Based on internal market assessment as of June 30, 2019.
2. 2Q'19 average.

15 | C&J ENERGY SERVICES

($ in MM) ● Segment revenue decreased 27% year-over-year and 8% sequentially to $73 million $99 $96 ● Segment Adjusted EBITDA decreased year-over- $94 year, but increased 8% sequentially to $7 million $79 $73 ● Segment profitability improved due to the: o Return of two large diameter coiled tubing units to service by late-May o Stacking of under-utilized equipment, closing 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 unprofitable facilities and further streamlining corporate overhead in Cementing Margin (%) ● Cementing revenue decreased 30% year-over-year ($ in MM) and 11% sequentially to $48MM 20% ● Coiled Tubing revenue decreased 18% year-over- 18% year and 3% sequentially to $24MM $20 17% $17 $16 ● Return to service of large diameter units should 8% 10% increase Coiled Tubing revenue, but lower rig count $7 $7 and competitive pricing in Cementing will cause WC&I revenue to decline in 3Q’19 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19

Expanding Presence in Cementing and Coiled Tubing

Market Position

- Top 5 provider of cementing services in U.S. land with purchase of O-Tex[1]
  - Targeting more profitable long lateral cementing work
- A market leader in high spec coiled tubing[1]

Scalable Footprint

- 2nd largest cementer in the Permian Basin[1]
- Added two newbuild 2⅝" coil units late 2Q'18
- Two additional newbuild 2⅝" coil units to arrive in 1Q'20

High-Quality Assets

- Advanced cementing fleet with bulk plants and in-house lab capabilities
- 13 large diameter (≥2⅜") coil tubing units capable of supporting depths of up to 25,000 feet


C&J ENERGY SERVICES
O-TEX CEMENTING

Equipment Summary[2]	Cementing	Coiled Tubing
Active	65	16
Available Capacity	47	12
Total	112	28



1. Based on internal market assessment as of June 30, 2019.
2. 2Q'19 average.

17 | C&J ENERGY SERVICES

Well Support Services Segment Overview

Second Quarter 2019 Highlights

- Segment revenue increased 8% year-over-year to $106MM and was essentially flat sequentially
- Segment Adjusted EBITDA increased 17% year-over-year and doubled sequentially to $13MM
- Segment profitability increased primarily due to:
  - Higher customer activity levels in most operating basins
  - Improved weather conditions
  - Additional workdays with longer daylight hours
- Rig Services experienced highest deployed rig count in California and the Mid-Continent in over a year, partially offset by rig declines in West Texas
- Divested most of our South and West Texas Fluids Management assets on July 31, 2019
- Segment revenue to decline in 3Q'19 due to the announced Fluids Management asset divestiture, which should be partially offset by slightly higher activity levels in our Rig Services and Special Services businesses

Reported Segment Revenue

($ in MM)



$99
$99
$104
$105
$106
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Reported Segment Adjusted EBITDA

($ in MM)



Margin (%)
12%
$11
11%
$11
13%
$13
7%
$7
13%
$13
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

18 | C&J ENERGY SERVICES

Established Provider of Well Support Services

Market Position	• A top well services company in the U.S. with a proven brand name[1] • Divested majority of Fluids Management assets on July 31, 2019 • Top 10 customers are majors and large independents – recurring and stable
Diversified Footprint & Scale	• Strong operating presence in California, Rockies, Permian and South Texas • ~62% class 4+ rigs capable of the most complex jobs
Attractive Financial Returns	• Focused on generating double-digit segment Adjusted EBITDA margin • Limited capital investment needed to drive cash flow improvement



MACK

Equipment Summary[3]	Rigs	Trucks	SWDs
Active	145	652	23
Idle & Stacked	219	306	-
Total	364	958	23

A Leading Provider of Service Rigs[1][2]

✓ A top rig services position in the U.S.
✓ Over 62% of the rig fleet is high-spec



364
Total Service Rigs
227
Capable of HZ Services
C&J ENERGY SERVICES
Conventional
High Spec



1. Based on internal market assessment as of June 30, 2019.
2. Conventional rigs: 100 – 400 HP rigs; High Spec: 400+ HP.
3. 2Q'19 average.

19 | C&J ENERGY SERVICES

Technology Innovation Drives Efficiency and Safety

R&T and Operations Collaborate to Improve Equipment **Reliability and Reduce Operating Costs…**

- NPT tracking drives Root Cause Analysis by Operations and Asset Integrity teams
- R&T Team design or source components that provide longer life in our operating envelope
- R&T and Operations test and validate life improvements with new components

…While Increasing Safety and Reducing the Environmental Impact of Our Operations

- Technology investments that enable safer worksite conditions
- Through our technology initiatives, we strive to lower our environmental impact and help our customers do the same

C&J **Hibernate™ Warm Start System**



Reduced Operation Cost

- Warm start being installed on all refurbished pumps
  - Based on proprietary MDT controls
  - Allows frac pumps to be shut down between stages
  - Reduces engine hours, fuel consumption, maintenance, noise and emissions

C&J Realtime Cloud & Data Analytics



Realtime Streaming to the Cloud

- View frac operations from a web browser in any location
  - Monitor wellsite operations with real time data to reduce risk and maximize efficiencies
  - Maintenance monitor equipment status to plan activities
  - Data in the cloud used for data analytics to drive condition-based maintenance

C&J Blender Life Enhancements



Evolved to Meet Higher Completion Intensity

- Performance and reliability
  - MDT Controls improve job execution and stream data to the cloud
  - Longer life wear components including discharge pump, piping and manifold
  - Upgraded densitometer and clutch

20 | C&J ENERGY SERVICES

Growing Perf and Plug Operations Drive Higher Margins

Research and Technology Innovation Drives Leadership in Plug and Perf Operation

Significant Savings Delivered in 2019 YTD[1]

- Lowest cost of consumables in the industry for guns and switches
- Generated over $8 million of internal cost savings and over $15 million in third party sales[1]
- Advanced pressure control increases efficiency and safety at the wellsite

C&J Perforating Leadership



GameChanger™ **Gun System**

- Our enhanced portless gun system
  - Improved Reliability – Eliminates ~60% of misruns
  - Increased Efficiency – Quicker and easier to connect and deploy
- Uses C&J proprietary addressable switch
  - Achieved milestone of one million addressable switches sold

C&J Advanced Pressure Control Equipment



Operational Efficiency & Safety

- Remote operated wellhead connection and ball drop system for Wireline operations
  - C&J proprietary ball drop system
  - Hydraulic quick connect for wireline lubricator increases efficiency
  - Eliminates safety hazard for crew

1. As of June 30, 2019. Based on 3rd party average market pricing.

21 | C&J ENERGY SERVICES

SG&A Expense D&A Expense ($ in MM) ($ in MM) $61 $63 $60 $57 $60 $58 $54 $55 $54 $50 $50 $50 $49 $52 $46 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 (1) SG&A Adjusted SG&A 2Q’19 Highlights 3Q’19 Cost Guidance ● SG&A expense decreased 9% year-over-year but increased ● D&A expense to range between $54MM – $58MM 2% sequentially to $55MM ● SG&A expense to range between $50MM – $55MM, which o Included ~$6MM of severance and business includes expected merger-related costs divestiture costs and ~$3MM of merger-related ● Not expected to be a cash tax payer with the exception of transaction costs certain state and local taxes o Adjusted SG&A(1) totaled $46MM falling to 9.2% of ● Capital expenditures expected to range between $35MM – consolidated revenue primarily due to an 11% $40MM reduction in SG&A headcount since YE’18 ● Capital expenditures decreased both year-over-year and sequentially to $43MM mostly due to lower growth capex 1. See slide 31 for a reconciliation of SG&A to Adjusted SG&A.

No Leverage and Ample Liquidity Revised 2019 Capital Budget ($ in MM) Cash ABL Availability Corporate, Facilities, $393 R&T and Other $371 $364 $380 7% 8% Growth $235 $266 $317 $275 85% Maintenance $136 $114 $76 $89 9/30/2018 12/31/2018 3/31/2019 6/30/2019 ● One of the strongest balance sheets in the sector ● Reduced 2019 capital expenditure guidance range by 6% at the mid-point to $140MM – $160MM ● Strong liquidity position to fund capital expenditures and invest in technologies to further enhance efficiencies ● Allocating ~$3.0MM of annual maintenance capex per deployed fleet in our Fracturing business, a 30% reduction ● As of 6/30/19, excluding letters of credit, no outstanding compared to 2018 due to our younger fleet profile borrowings under our asset-based credit facility ● Growth capital expenditures mostly pertain to: o Two large diameter coiled tubing units with expected delivery in 1Q’20 o Ancillary components that increase efficiency and safety in our Fracturing and Wireline businesses

Thoughts on the Forward Outlook

3Q'19 Outlook(1)

- Currently expecting consolidated revenue to decline mid to upper single digits sequentially due to the divestiture of our South and West Texas fluids management assets on July 31, 2019, continued white space in the frac calendar, and competitive pricing in our non-fracturing businesses
- Fracturing revenue currently expected to decrease mid to upper single digits due to instances of white space in the frac calendar from customer budget exhaustion and delayed completion activity
  - Deployed fleet counts will be further adjusted based on market conditions and customer demand
- Wireline and Pumpdown revenue currently expected to remain flat sequentially due to higher customer activity levels being offset by continued pricing pressure
- WC&I segment revenue currently expected to decrease upper single to low double digits sequentially due to lower drilling rig count, soft customer activity levels and competitive pricing in our Cementing business
- Currently expecting Well Support Services segment revenue to decline upper single digits due to the divestiture of select fluids management assets as well as other market-driven closures; however, profitability should remain stable

2H'19 Thoughts(1)

- Focused on dedicating deployed fracturing fleets with long-standing, efficient customers
- Will prudently manage asset base in all core businesses in line with current market conditions, customer demand, and expectations for customer budget exhaustion
- Focused on keeping large diameter coiled tubing units deployed with high utilization and deploy two new build 2⅝ inch units with efficient customers in 1Q'20
- Will accelerate cost reductions by further streamlining corporate overhead, stacking under-utilized equipment, consolidating facilities, and closing unprofitable districts
  - Upgraded SAP ERP system positions us well for further cost saving over the coming quarters
- Reduced 2019 capital expenditure program by 6% at the mid-point to $140MM – $160MM
- Focused on free cash flow generation during 2H'19

1. As of August 6, 2019.

24 | C&J ENERGY SERVICES

$MM; unless otherwise stated Full Year 1Q'18 2Q'18 3Q'18 4Q'18 2018 1Q'19 2Q'19 Revenue Completion Services $374 $413 $373 $293 $1,454 $327 $322 Well Construction & Intervention Services 88 99 96 94 376 79 73 Well Support Services 91 99 99 104 393 105 106 Total Revenue $553 $611 $568 $491 $2,222 $511 $501 Total Gross Profit (1) $134 $147 $122 $94 $497 $94 $93 % Margin 24% 24% 21% 19% 22% 18% 18% Net Income (Loss) $21 $28 $10 ($190) ($130) ($24) ($110) Adjusted EBITDA Completion Services $82 $84 $67 $44 $277 $54 $48 Well Construction & Intervention Services 16 20 17 16 70 7 7 Well Support Services 6 11 11 13 41 7 13 Corporate / Eliminations (25) (24) (19) (21) (88) (18) (16) Total Adjusted EBITDA (2) $79 $92 $77 $53 $300 $50 $52 % Margin 14% 15% 14% 11% 13% 10% 10% 1. Gross profit defined as revenue less direct costs. 2. Please see slide 28 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP.

C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS) TO ADJUSTED EBITDA (In thousands, except per share data) (Unaudited) Three Months Ended June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 Net income (loss) $ (110,306) $ (23,573) $ (189,527) $ 10,433 $ 28,496 Adjustments, net of tax: Severance and business divestiture costs 7,668 3,336 - 129 1,150 Loss on disposal of assets 6,881 - - - - Impairment expense 79,935 - 146,015 - - Asset impairment - - 21,410 - - Inventory reserve - - 6,131 - - Merger/transaction-related costs 2,640 - - - 243 Non-cash deferred financing charge - - - - 1,508 Restructuring costs and other 70 1,707 (1,879) 726 3,563 Adjusted net income (loss) $ (13,112) $ (18,530) $ (17,850) $ 11,288 $ 34,960 Depreciation and amortization 58,093 59,756 63,389 60,748 54,387 (Gain) loss on disposal of assets 1,881 1,956 3,536 2,471 (1,061) Interest expense, net 442 347 617 669 677 Other (income) expense, net 449 (465) (316) (370) (294) Income tax expense (benefit) (1,065) 920 43 (1,504) (893) Non-cash share-based compensation, excluding severance 5,292 5,573 3,145 4,071 4,138 Adjusted EBITDA $ 51,980 $ 49,557 $ 52,564 $ 77,373 $ 91,914 Per common share: Net income (loss) diluted $ (1.69) $ (0.36) $ (2.87) $ 0.16 $ 0.42 Adjusted net income (loss) diluted $ (0.20) $ (0.28) $ (0.27) $ 0.17 $ 0.52 Diluted weighted average common shares outstanding $ 65,082 $ 65,030 $ 66,138 $ 67,021 $ 67,268 Note: Adjusted Net Income (Loss) is defined as net income (loss) plus the after-tax amount of acquisition-related costs and other non- routine items. Adjusted Net Income (Loss) per diluted share is calculated as Adjusted Net Income (Loss) divided by diluted weighted average common shares outstanding. Adjusted EBITDA is defined as earnings before net interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on disposal of assets, acquisition-related costs, non-cash share-based compensation expense and other non-routine items.

C&J ENERGY SERVICES, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS TO FREE CASH FLOW GENERATION (USAGE) (In thousands) (Unaudited) Three Months Six Months June 30, 2019 Net increase (decrease) in cash and cash equivalents $ 25,544 $ (21,372) Share repurchases (1) - 3,298 Other financing activities 49 967 Free Cash Flow generation (usage) $ 25,593 $ (17,107) 1. These share repurchases were transacted in December 2018 and settled in cash in January 2019. Note: Free Cash Flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, including share repurchase activity.

Non-GAAP Reconciliation (continued)

C&J ENERGY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF FRACTURING NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands, except average active fleet data)
(Unaudited)

	Three Months Ended					
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Fracturing net income	$ 5,539	$ 10,423	$ (19,748)	$ 7,613	$ 22,746	$ 42,609
Adjustments, net of tax:						
Depreciation and amortization	26,670	29,172	26,107	23,860	21,991	17,064
Loss on disposal of assets	2,409	2,058	19,027	941	3,788	(350)
Non-cash share-based compensation	210	209	107	257	265	269
Severance and business divestiture costs	248	-	-	-	-	-
Fracturing adjusted EBITDA	$ 35,076	$ 41,862	$ 25,493	$ 32,671	$ 48,790	$ 59,592
Average active fleets	16.1	16.1	15.8	17.7	16.5	15.3
Fleet utilization	77 %	87 %	86 %	90 %	81 %	86 %
Annualized Adjusted EBITDA per fully-utilized fleet	$ 11,284	$ 11,962	$ 7,412	$ 8,163	$ 14,615	$ 18,100



Note: Adjusted EBITDA per fully-utilized fleet on an annualized basis, is a non-GAAP measure and is defined as (i) the earnings before net interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on disposal of assets, acquisition-related costs and other non-routine items for the fracturing product line, (ii) divided by the fully-utilized fleets (average active fleets multiplied by fleet utilization) per quarter, and then (iii) multiplied by four.

30 | C&J ENERGY SERVICES

C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF SG&A TO ADJUSTED SG&A (In thousands) (Unaudited) Three Months Ended June 30, 2019 March 31, 2019 June 30, 2018 SG&A $ 54,562 $ 53,684 $ 59,908 Severance and business divestiture costs (5,748) (1,079) (40) Merger/transaction-related costs (2,640) - (243) Restructuring costs and other (70) (861) (2,163) Adjusted SG&A $ 46,104 $ 51,744 $ 57,462 Revenue $ 501,082 $ 510,769 $ 610,521 Adjusted SG&A as a percentage of revenue 9.2% 10.1% 9.4 % Note: Adjusted SG&A is defined as selling, general and administrative expenses adjusted for severance and business divestiture costs, merger/transaction-related costs, restructuring costs and other non-routine items.

Supplemental Information

Fracturing Stages


4,823
4,872
4,197
5,100
4,743
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Wireline Runs


16,203
15,849
13,132
12,628
15,546
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Coiled Tubing Jobs


843
721
721
560
610
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

Cementing Jobs


2,357
2,248
2,097
1,898
1,715
2Q'18
3Q'18
4Q'18
1Q'19
2Q'19

32 | C&J ENERGY SERVICES

U.S. Rig Hours U.S. Truck Hours 336,261 337,306 335,892 96,208 95,985 95,149 310,445 93,911 305,546 92,956 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19 2Q'18 3Q'18 4Q'18 1Q'19 2Q'19

OUR TOP PRIORITY
SAFE WORK ENVIRONMENT

We continuously strive to reinforce a culture in which our employees are empowered and embrace their obligation to always put safety first.

Technology Investments

RigLock Wellhead Connections®[1]. Enables our field personnel to avoid the dangers of the red zone

Rotary Ball Dispenser (RBD) System. Enables our field personnel to avoid working near high-pressure wellhead equipment

Digital Technology. Help customers actively monitor wellsite operations and make better-informed decisions that reduce risk, maximize efficiencies and optimize production through advanced data-acquisition products that deliver key data to the right people at the right time

Safety Initiatives

Lone Monitor Program. Acts like an observer for our people when working alone and provides near real-time notification of a worker in distress

Fire Suppression System. Automatically applies a foam fire suppressant if a fire starts, protecting our people, customers worksites, and the environment

Driving Safety. In-Vehicle Monitoring Systems (IVMS) and MobilEye in company vehicles to improve driver performance and enhance road safety

Stop Work Authority (SWA) Mandate. Our people are empowered and obligated to exercise their right and duty to stop any unsafe operations through SWA

Safety Performance

OSHA Voluntary Protection Program (VPP). Five of the six sites participating in OSHA's VPP nationwide are C&J sites, including Decatur, Texas; Snyder, Texas; Hobbs, N.M.; and Carlsbad, N.M.

Respirable Silica Protection. Through a combination of engineering and safety protocols, minimize exposure to respirable silica to levels as low as reasonably achievable

Personal Well-Being

Taking care of our people and supporting their health and well-being, both inside and outside of work, including:

- Breast Cancer Awareness / Mobile Mammography
- Wellness Fair and Campaigns
- Monthly Holistic Wellness Newsletters
- Health Improvement Challenges
- Dependent Scholarship Program

1. RigLock is a registered trademark of FHE USA LLC.

37 | C&J ENERGY SERVICES

• Board commitment to ensuring • Robust corporate governance • Priority veteran recruitment director and work force diversity practices • Community Impact Program • Employee engagement and • “Speak-Up” and Core Values enables community/charitable development initiatives to improve campaigns, regular interactive investments, volunteer time-off and workforce parity, including enhanced townhalls, “Speak Your Mind” citizens grant initiatives maternity leave, flexible work sessions and other cultural impact schedules, leadership training, equal initiatives • Disaster relief and emergency pay monitoring and equal opportunity • Ethical mandate and frequent hardship program and employment practices communications promoting policies • Active stakeholder engagement with and procedures that protect our an open mind to understand priorities people, setting “tone at the top” high and consider change standards reinforced by training and other initiatives • Recognized in the Institutional Investor poll for one of the best IR • Board reviews all hotline complaints programs / IR professionals out of 16 OFS companies nominated

• Hibernate™ Warm-Start System turns off frac • Curbing waste generation and working to pump engines between stages, resulting in reduce, re-use and recycle reduced fuel consumption, improved air quality and less noise – which leads to • Flexible work program reduces cars on the road greener worksite, improved economics and safer conditions at peak times

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